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                                                                    Exhibit 99.1

Slide 1
(logo): USA Networks, Inc.

Slide 2: Important

         This presentation contains forward looking statements relating to possible or assumed future results of USA. It reflects the current views of USA with respect to future events, and is subject to risks that could cause future results to materially differ. These risks are described in USA's Securities and Exchange Commission filings. Information contained herein about entities other than USA has been obtained from sources believed to be reliable, but no independent verification has been made and no representation is made as to its accuracy or completeness. Any statements non-factual in nature constitute current opinions, which are subject to change without notice. The forward looking statements and opinions in this presentation are made as of the date of this presentation, and USA undertakes no obligation to update or revise them for any reason. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed in the future other than previously announced pending transactions. This presentation reflects estimates that USA is comfortable releasing to analysts and the public as of the date hereof.

Prepared 2/26/02 - Read  important disclaimer(s)

Slide 3: 2001 Interactive Commerce
(pie chart) Travel = 22%, Other = 78%

Source: Shop.org, Comscore Networks, Jupiter, MSDW , Prudential, Furman Selz, Painewebber, SSB, SEC filings and Match.com and other internal estimates.

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Slide 4: Integrating Consumer Activities
Electronic Retailing
(logos) HSN, America's Store, Home Shopping Espanol, Shop Channel, HSN.com, TVSN, Home Shopping Europe

Information & Services
(logos) Ticketmaster, Match.com, Citysearch, HRN, USA ECS, Styleclick, Expedia, PRC

Pro forma for pending Vivendi transaction. Includes some companies majority or partially owned by USA.

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Slide 5: Ticketing
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(graphics) screen grab of Ticketmaster.com, sample Ticketfast ticket
(logo) Ticketmaster

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Slide 6: Citysearch
(graphic) screen grab of Best of Citysearch 2001, Broadway show info on Rent

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Slide 7: Match
(logo) Match.com
Registrations - 240K/wk
Emails Exchanged (between users) - 2.3M/wk
Event Attendees - 1,300/wk
Newsletters - 2.4M/wk
Venus' Sent - 5.5M/wk
Profiles Viewed - 40M/wk
Profiled - 90K/wk
Page Views - 140M/wk

Source: Match.com.

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Slide 8: Evite
(graphic) screen grab of evite.com calendar and sample invite
(logo) evite.com

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Slide 9: Access
(logos) ReserveAmerica, Ticketweb, Museumtix.com, Active.com

Ticketmaster owns ReserveAmerica, Ticketweb and Museumtix. Ticketmaster has an investment in Active.com.

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Slide 10: HRN
(logos) HRN, Travelocity, CheapTickets, Northwest Airlines, ebookers.com, Bestfares.com, America Online, America West, Real Metros

Other than HRN and Citysearch, the companies represented by the logos are contractual parties not otherwise affiliated with USA. See important disclaimer.**

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Slide 11: Expedia
(graphic) screen grabs of Expedia vacation packages
(logo) Expedia, Inc.

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Slide 12: HSN
(graphic) TV still of Susan Lucci and Today's Special
(logo) HSN

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Slide 13: Selling Travel o nTV
(graphic) Suzanne Somers Goddess Cruise ad
(logo) HSN

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Slide 14: USA: Consumer-Centric

(in circle) 65 MM Name Database
(outside circle: logos) Expedia, USA ECS, HSN, HSN.com, Match.com, ReserveAmerica, Ticketmaster, Citysearch

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Slide 15: Packaged Travel
(graphics) PGA Tour / Ticketmaster ad on Expedia.com

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Slide 16: Invitiations
(graphic) screen grab of evite.com

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Slide 17: Restaurants
(graphic) Screen grab of Citysearch.com

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Slide 18: Merchandise
(graphic) screen grab of Expedia.com that highlights PGA Tour.com coupon in banner ad

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Slide 19: Singles Events
(graphic) screen grab of evite.com

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Slide 20: Targeted Marketing
(graphic) screen grab of ad combining Ticketmaster, evite, and Expedia

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Slide 21: What Next?
Interactive Commerce + Services
(pie chart) USA industries: Travel, PCs / electronics, TV Elec. Retailing, Other, Apparel, Event Tickets, Home & Garden, Healthy & Beauty, Personals Other industries: Financial Serverice, Auctions, Jobs Classifieds, Automobile, Real Estate Classifieds, Books & Music, Office

2001 data. Source: Shop.org, Comscore Networks, Jupiter, MSDW , Prudential, Furman Selz, Painewebber, SSB, SEC filings and Match.com and other internal estimates.

Prepared 2/26/02 - Read  important disclaimer(s)
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Slide 22: Important

         USA has filed a proxy statement and will file other relevant documents concerning USA's contribution of its Entertainment Group to a joint venture with Vivendi Universal and certain related transactions with the Securities and Exchange Commission ("SEC"). INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED IN THE FUTURE WITH THE SEC BECAUSE THOSE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION RELATING TO THE PROPOSED TRANSACTIONS. Investors will be able to obtain such documents free of charge at the SEC's website at www.sec.gov. In addition, such documents may also be obtained free of charge by contacting USA Networks, Inc., 152 West 57th Street, New York, New York, 10019, Attention: Investor Relations.
         INVESTORS SHOULD READ THE PROXY STATEMENT CAREFULLY WHEN AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION CONCERNING THE PROPOSED TRANSACTIONS.
         USA and its directors and officers may be deemed to be participants in the solicitation of proxies from USA shareholders to adopt the agreement providing for USA's contribution of its Entertainment Group to a joint venture with Vivendi Universal and the other related transactions described therein. A detailed list of the names and interests of USA's directors and executive officers is contained in the definitive proxy statement on Schedule 14A filed by USA with the SEC on April 9, 2001. Copies of USA filings may be obtained free of charge at the SEC's website at www.sec.gov {http://www.sec.gov}.

Prepared 2/26/02 - Read important disclaimer(s)

Slide 23
(logo): USA Networks, Inc.
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USA Networks, Inc. ("USA") and Expedia, Inc. ("Expedia") have filed a joint prospectus/proxy statement and will file other relevant documents concerning USA's acquisition of Expedia with the Securities and Exchange Commission ("SEC"). INVESTORS ARE URGED TO READ THE JOINT PROSPECTUS/PROXY AND INFORMATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED IN THE FUTURE WITH THE SEC BECAUSE THOSE DOCUMENTS CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain such documents free of charge at the SEC's website at www.sec.gov. In addition, such documents may also be obtained free of charge by contacting USA Networks, Inc., 152 West 57th Street, New York, New York, 10019,
Attention: Investor Relations, or Expedia, Inc., 13810 SE Eastgate Way, Suite 400, Bellevue, WA 98005, Attention: Investor Relations.